As filed with the Securities and Exchange Commission on June 25, 2013

Registration No. 333-187472

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	5961	26-0273989
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue

Vernon Hills, Illinois 60061

Telephone: (847) 465-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christine A. Leahy

Senior Vice President, General Counsel and Corporate Secretary

CDW Corporation

200 N. Milwaukee Avenue

Vernon Hills, Illinois 60061

Telephone: (847) 465-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

James S. Rowe Kirkland & Ellis LLP 300 N. LaSalle Chicago, Illinois 60654 Telephone: (312) 862-2000	Robert F. Wall, Esq. Brian M. Schafer, Esq. Winston & Strawn LLP 35 W. Wacker Drive Chicago, Illinois 60601 Telephone: (312) 558-5600

Approximate date of commencement of proposed sale of the securities to the public:

As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer ☐ Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Accelerated filer ☐ Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered(1)	Estimated maximum offering price per share(2)	Proposed maximum aggregate offering price(2)(3)	Amount of registration fee(3)(4)
Common Stock, par value $0.01 per share	32,085,000	$23.00	$737,955,000	$100,658

(1)	Includes 4,185,000 additional shares of common stock that the underwriters have the option to purchase.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.
(3)	Includes the offering price of any additional shares of common stock that the underwriters have the option to purchase.
(4)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-187472) is being filed solely for the purpose of filing Exhibits 1.1 and 4.1. No change is made to the prospectus constituting Part I of the Registration Statement (and, accordingly, a preliminary prospectus has been omitted) or Items 13, 14, 15 and 17 of Part II of the Registration Statement.

Part II: Information not required in the prospectus

Item 13. Other expenses of issuance and distribution.

The following table sets forth the various expenses, other than underwriting discounts and commissions, payable by us in connection with the sale of the common stock being registered. All of the amounts shown are estimated, except the Securities and Exchange Commission registration fee and FINRA filing fee.

SEC registration fee	$100,658
FINRA filing fee	111,194
Listing fee	225,000
Printing expenses	370,000
Accounting fees and expenses	800,000
Legal fees and expenses	1,850,000
Blue Sky fees and expenses	25,000
Transfer Agent and Registrar fees and expenses	8,000
Miscellaneous expenses	10,148

Total	$3,500,000

Item 14. Indemnification of directors and officers.

Section 145 (“Section 145”) of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”), provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

Our amended and restated certificate of incorporation limits, to the maximum extent permitted by Delaware law, the personal liability of directors for monetary damages for breach of their fiduciary duties as a director. Our amended and restated bylaws provide that directors, officers and employees will be indemnified to the fullest extent authorized by the DGCL with respect to actions, suits or proceedings. Our amended and restated bylaws require us to pay all expenses incurred by a director, officer or employee in defending any such proceeding.

We currently have directors’ and officers’ liability insurance policies to insure our directors and officers against liability for actions or omissions occurring in their capacity as a director or officer, subject to certain exclusions or limitations. Reference is made to the form of underwriting agreement filed as Exhibit 1.1 hereto for provisions providing that the underwriters are obligated, under certain circumstances, to indemnify our directors, officers and controlling persons against certain liabilities under the Securities Act. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Prior to the completion of this offering, we will also enter into indemnification agreements with each of our executive officers and directors. The indemnification agreements will provide the executive officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Delaware law.

Item 15. Recent sales of unregistered securities.

None.

Item 16. Exhibits and financial statement schedules.

Exhibits.

The attached Exhibit Index is incorporated herein by reference.

Financial statement schedules.

The following financial statement schedule is included at page F-60 of Amendment No. 2 to Registration Statement on Form S-1 filed on June 14, 2013 (Reg. No. 333-187472):

•	Schedule II—Valuation and Qualifying Accounts

All other schedules for which provision is made in the applicable accounting regulations of the SEC are not required under the related instructions, are inapplicable or not material, or the information called for thereby is otherwise included in the financial statements and therefore has been omitted.

Item 17. Undertakings.

(a) The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby further undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) For the purpose of determining liability of the registrant under the Securities Act of 1933, as amended, to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(4) That, for the purpose of determining liability of the registrant under the Securities Act of 1933, as amended, to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, CDW Corporation, a Delaware corporation, has duly caused this Amendment No. 3 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vernon Hills, State of Illinois, on June 25, 2013.

CDW CORPORATION

By:	/s/ Christine A. Leahy

Name:	Christine A. Leahy
Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement on Form S-1 has been signed by the following persons in the capacities indicated on June 25, 2013.

Signature		Title

* Thomas E. Richards		Chairman and Chief Executive Officer (principal executive officer) and Director

* Ann E. Ziegler		Senior Vice President and Chief Financial Officer (principal financial officer)

* Virginia L. Seggerman		Vice President and Controller (principal accounting officer)

* Michael J. Dominguez		Director

* Paul J. Finnegan		Director

By:	/s/ Christine A. Leahy Christine A. Leahy, as Attorney-in-Fact

Exhibit index

Exhibit number	Description

1.1	Form of Underwriting Agreement.

3.1	Fifth Amended and Restated Certificate of Incorporation of CDW Corporation, previously filed as Exhibit 3.1 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

3.2	Amended and Restated By-Laws of CDW Corporation, previously filed as Exhibit 3.2 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

4.1	Specimen Common Stock Certificate.

4.2	Senior Secured Note Indenture, dated as of December 17, 2010, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on December 21, 2010 and incorporated herein by reference.

4.3	Senior Secured Note Supplemental Indenture, dated as of March 29, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on March 30, 2011 and incorporated herein by reference.

4.4	Second Senior Secured Note Supplemental Indenture, dated as of May 10, 2012, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on May 11, 2012 and incorporated herein by reference.

4.5	Form of Senior Secured Note (included as Exhibit A to Exhibit 4.1), previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on December 21, 2010 and incorporated herein by reference.

4.6	Senior Note Indenture, dated as of April 13, 2011, between CDW Escrow Corporation and U.S. Bank National Association as trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.7	Senior Note Supplemental Indenture, dated as of April 13, 2011, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.8	Second Senior Note Supplemental Indenture, dated as of May 20, 2011, by and among CDW LLC, CDW Finance Corporation, CDW Escrow Corporation, the guarantors party thereto and U.S. Bank National Association as Trustee, previously filed as Exhibit 4.1 with CDW Corporation’s Form 8-K filed on May 23, 2011 and incorporated herein by reference.

4.9	Third Senior Note Supplemental Indenture, dated as of February 17, 2012, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as Trustee, previously filed as Exhibit 4.5 with CDW Corporation’s Form 8-K filed on February 17, 2012 and incorporated herein by reference.

4.10	Fourth Senior Note Supplemental Indenture, dated as of May 10, 2012, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on May 11, 2012 and incorporated herein by reference.

Exhibit number	Description

4.11	Form of Senior Note (included as Exhibit A to Exhibit 4.5), previously filed as Exhibit 4.3 with CDW Corporation’s Form 8-K filed on April 14, 2011 and incorporated herein by reference.

4.12

Senior Notes Registration Rights Agreement, dated as of February 17, 2012, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and Barclays Capital Inc. as initial purchaser, previously filed as Exhibit 4.7 with CDW Corporation’s Form 8-K filed on February 17, 2012 and incorporated herein by reference.

4.13

Senior Subordinated Exchange Note Indenture, dated as of October 10, 2008, by and among CDW Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.6 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

4.14

Senior Subordinated Exchange Note Supplemental Indenture, dated as of May 10, 2010, by and among CDW LLC, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.7 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

4.15

Second Senior Subordinated Exchange Note Supplemental Indenture, dated as of August 23, 2010, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.8 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

4.16

Third Senior Subordinated Exchange Note Supplemental Indenture, dated as of May 10, 2012, by and among CDW LLC, CDW Finance Corporation, the guarantors party thereto and U.S. Bank National Association as trustee, previously filed as Exhibit 4.2 with CDW Corporation’s Form 8-K filed on May 11, 2012 and incorporated herein by reference.

4.17

Form of Fixed Rate Senior Subordinated Exchange Note due 2017 (included as Exhibit B to Exhibit 4.12), previously filed as Exhibit 4.10 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

4.18

Form of Global Fixed Rate Senior Subordinated Exchange Note due 2017, Series B, previously filed as Exhibit 4.11 with CDW Corporation’s Form 10-K for the fiscal year ended December 31, 2010 and incorporated herein by reference.

5.1	Opinion of Kirkland & Ellis LLP, previously filed as Exhibit 5.1 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.1

Revolving Loan Credit Agreement, dated as of June 24, 2011, by and among CDW LLC, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, GE Commercial Distribution Finance Corporation, as floorplan funding agent, and the joint lead arrangers, joint bookrunners, co-collateral agents and other agents party thereto, previously filed as Exhibit 10.1 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on September 26, 2011 (Reg. No. 333-175597) and incorporated herein by reference.

Exhibit number	Description

10.2

Term Loan Agreement, dated as of April 29, 2013, by and among CDW LLC, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and the joint lead arrangers, joint bookrunners, co-syndication agents and co-documentation agents party thereto, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on May 1, 2013 and incorporated herein by reference.

10.3	First Amendment to Term Loan Agreement, dated as of May 30, 2013, by and among CDW LLC, the lenders from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent, previously filed as Exhibit 10.3 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.4

Second Amended and Restated Guarantee and Collateral Agreement, dated April 29, 2013, by and among CDW LLC, the guarantors party thereto and Barclays Bank PLC, as collateral agent, previously filed as Exhibit 10.2 with CDW Corporation’s Form 8-K filed on May 1, 2013 and incorporated herein by reference.

10.5	Management Services Agreement, dated as of October 12, 2007, by and between CDW Corporation, Madison Dearborn Partners V-B, L.P. and Providence Equity Partners L.L.C., previously filed as Exhibit 10.9 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.6	Termination Agreement, dated as of June 12, 2013, by and among CDW Corporation, Madison Dearborn Partners V-B, L.P. and Providence Equity Partners L.L.C., previously filed as Exhibit 10.6 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.7	Registration Agreement, dated as of October 12, 2007, by and among VH Holdings, Inc. CDW Holdings LLC, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Partners V Executive-A, L.P., Providence Equity Partners VI L.P., Providence Equity Partners VI-A L.P., and the other securityholders party thereto, previously filed as Exhibit 10.10 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.8	CDW Holdings LLC 2007 Incentive Equity Plan, adopted as of October 12, 2007, previously filed as Exhibit 10.11 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.9	Form of CDW Holdings LLC Class A Common Unit Purchase and Exchange Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Thomas E. Richards, John A. Edwardson, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.12 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.10	Form of CDW Holdings LLC Class A Common Unit Purchase and Exchange Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka and to be used for certain future investors), previously filed as Exhibit 10.13 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

Exhibit number	Description

10.11	Form of CDW Holdings LLC Class B Common Unit Grant Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Thomas E. Richards, John A. Edwardson, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.12 with CDW Corporation’s Form 10-K filed on March 8, 2013 and incorporated herein by reference.

10.12	Form of CDW Holdings LLC Class B Common Unit Grant Agreement under the CDW Holdings LLC 2007 Incentive Equity Plan (executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka and to be used for certain future grantees), previously filed as Exhibit 10.13 with CDW Corporation’s Form 10-K filed on March 8, 2013 and incorporated herein by reference.

10.13	Form of CDW Holdings LLC Deferred Unit Purchase Agreement (executed by Dennis G. Berger, Douglas E. Eckrote and Christine A. Leahy), previously filed as Exhibit 10.16 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.14	Form of CDW Holdings LLC Deferred Unit Purchase Agreement (executed by Matthew A. Troka and to be used for certain future investors), previously filed as Exhibit 10.17 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.15	Form of Compensation Protection Agreement (executed by Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.18 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.16	CDW Compensation Protection Plan, adopted as of December 10, 2002 and amended and restated effective as of January 1, 2009 (applicable to Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka), previously filed as Exhibit 10.19 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.17	First Amendment to CDW Compensation Protection Plan, adopted as of December 10, 2002 and amended and restated effective as of January 1, 2009, dated as of January 3, 2012, previously filed as Exhibit 10.18 with CDW Corporation’s Form 10-K filed on March 9, 2012 and incorporated herein by reference.

10.18	Form of Noncompetition Agreement under the Compensation Protection Agreement, previously filed as Exhibit 10.20 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.19	Form of Noncompetition Agreement under the CDW Compensation Protection Plan, previously filed as Exhibit 10.21 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.20	CDW Restricted Debt Unit Plan, adopted as of March 10, 2010, previously filed as Exhibit 10.22 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.21	Form of CDW Restricted Debt Unit Grant Notice and Agreement (executed by Thomas E. Richards, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.23 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

Exhibit number	Description

10.22	Form of CDW Restricted Debt Unit Grant Notice and Agreement (executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka and to be used for certain future grantees), previously filed as Exhibit 10.24 with CDW Corporation’s Form S-4 filed on September 7, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.23	Senior Management Incentive Plan, as amended and restated effective January 1, 2010, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on November 15, 2010 and incorporated herein by reference.

10.24	Employment Agreement dated as of October 12, 2007 by and between CDW Corporation and John A. Edwardson, previously filed as Exhibit 10.26 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.25	First Amendment to the Employment Agreement by and between CDW Corporation and John A. Edwardson dated as of January 1, 2009, previously filed as Exhibit 10.27 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.26	Addendum to Compensation Protection Agreement dated as of March 10, 2010 by and between CDW LLC and Thomas E. Richards, previously filed as Exhibit 10.28 with CDW Corporation’s Amendment No. 1 to Form S-4 filed on October 18, 2010 (Reg. No. 333-169258) and incorporated herein by reference.

10.27	Amended and Restated Employment Agreement, dated as of June 30, 2011, by and between CDW LLC and John A. Edwardson, previously filed as Exhibit 10.1 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

10.28	Class B Grant Agreement Modification Letter, dated as of June 30, 2011, by and among, CDW Holdings LLC, John A. Edwardson, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., Providence Equity Partners VI, L.P. and Providence Equity Partners VI-A, L.P., previously filed as Exhibit 10.2 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

10.29	Amended and Restated Compensation Protection Agreement, dated as of June 30, 2011, by and between CDW LLC and Thomas E. Richards, previously filed as Exhibit 10.3 with CDW Corporation’s Form 8-K filed on July 1, 2011 and incorporated herein by reference.

10.30	Letter Agreement, dated as of September 13, 2011, by and between CDW Direct, LLC and Christina M. Corley, previously filed as Exhibit 10.31 with CDW Corporation’s Form 10-K filed on March 9, 2012 and incorporated herein by reference.

10.31	Form of CDW Holdings LLC (Director) Class A Common Unit Purchase Agreement (executed by Steven W. Alesio, Barry K. Allen, Benjamin D. Chereskin and Chereskin Dynasty Trust and Donna F. Zarcone), previously filed as Exhibit 10.32 with CDW Corporation’s Form 10-K filed on March 8, 2013 and incorporated herein by reference.

10.32	Form of Indemnification Agreement by and between CDW Corporation and its directors and officers, previously filed as Exhibit 10.32 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

Exhibit number	Description

10.33	Stockholders Agreement, dated as of June 10, 2013, by and among CDW Corporation, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., Providence Equity Partners VI L.P., Providence Equity Partners VI-A L.P. and the other securityholders party thereto, previously filed as Exhibit 10.33 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.34	CDW Corporation 2013 Senior Management Incentive Plan, previously filed as Exhibit 10.34 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.35

CDW Corporation 2013 Long-Term Incentive Plan, previously filed as Exhibit 10.35 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.36	CDW Corporation Coworker Stock Purchase Plan, previously filed as Exhibit 10.36 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.37	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Thomas E. Richards), previously filed as Exhibit 10.37 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.38	Form of CDW Corporation Option Award Notice and Stock Option Agreement (to be executed by Neal J. Campbell and Christina M. Corley), previously filed as Exhibit 10.38 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.39	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Thomas E. Richards, Dennis G. Berger, Douglas E. Eckrote, Christine A. Leahy, Jonathan J. Stevens and Ann E. Ziegler), previously filed as Exhibit 10.39 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.40	Form of CDW Corporation Restricted Stock Award Notice and Restricted Stock Award Agreement (to be executed by Neal J. Campbell, Christina M. Corley, Christina V. Rother and Matthew A. Troka), previously filed as Exhibit 10.40 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

10.41	CDW Amended and Restated Restricted Debt Unit Plan, previously filed as Exhibit 10.41 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

12.1	Computation of ratio of earnings to fixed charges, previously filed as Exhibit 12.1 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of April 13, 2012, previously filed as Exhibit 16.1 with CDW Corporation’s Form S-4 filed on April 13, 2012 (Reg. No. 333-180715) and incorporated herein by reference.

Exhibit number	Description

21.1	List of subsidiaries, previously filed as Exhibit 21.1 with CDW Corporation’s Form S-4 filed on April 13, 2012 (Reg. No. 333-180715) and incorporated herein by reference.

23.1	Consent of Ernst & Young LLP, previously filed as Exhibit 23.1 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

23.2	Consent of PricewaterhouseCoopers LLP, previously filed as Exhibit 23.2 with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

23.3	Consent of Kirkland & Ellis (included in Exhibit 5.1).

24.1	Power of Attorney, previously included on the signature page of CDW Corporation’s Form S-1 filed on March 22, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.1	Consent of Donna F. Zarcone, previously filed as Exhibit 99.1 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.2	Consent of Steven W. Alesio, previously filed as Exhibit 99.2 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.3	Consent of Barry K. Allen, previously filed as Exhibit 99.3 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.4	Consent of Benjamin D. Chereskin, previously filed as Exhibit 99.4 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.5	Consent of Glenn M. Creamer, previously filed as Exhibit 99.5 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

99.6	Consent of Robin P. Selati, previously filed as Exhibit 99.6 with CDW Corporation’s Amendment No. 1 to Form S-1 filed on May 17, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

101.INS	XBRL Instance Document, previously filed as 101.INS with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

101.SCH	XBRL Taxonomy Extension Schema Document, previously filed as 101.SCH with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document, previously filed as 101.CAL with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document, previously filed as 101.DEF with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

Exhibit number	Description

101.LAB	XBRL Taxonomy Extension Label Linkbase Document, previously filed as 101.LAB with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document, previously filed as 101.PRE with CDW Corporation’s Amendment No. 2 to Form S-1 filed on June 14, 2013 (Reg. No. 333-187472) and incorporated herein by reference.